Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. Sec.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Sharon C. Kaiser does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge, the Quarterly Report of Sentio Healthcare Properties, Inc. on Form 10-Q for the three-month period ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sentio Healthcare Properties, Inc.

/s/ SHARON C. KAISER
Date: May 12, 2015	Sharon C. Kaiser
Chief Financial Officer (Principal Financial Officer)